Exhibit 10.26AP

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

FORTY-EIGHTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Forty-eighth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms. The effective date of this Amendment is the date last signed below (the “Amendment Effective Date”).

WHEREAS, CSG currently provides Lockbox Processing Reconciliation Services to Customer pursuant to Exhibit C-3(h), “Lockbox Processing Reconciliation” to Exhibit C-3, “Financial Services,” to Schedule C, “Recurring Services” to the Agreement; and

WHEREAS, Customer desires and CSG agrees to provide Lockbox Processing Reconciliation Services utilizing a separate processing model for one (1) named Customer-selected third party vendor; and

Whereas, CSG and Customer desire to amend the Agreement to provide the Lockbox Processing Reconciliation Services to the named Customer-selected third party vendor.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to amend the Agreement as follows:

1.

Customer has engaged the services of [****** ********* ********* *** (“******”)] as a third party provider necessary for Customer’s consumption of the Lockbox Processing Reconciliation Services to be provided by CSG utilizing a separate processing model.  As a result, CSG and Customer agree to amend the Agreement by adding Exhibit C-3(h) to Exhibit C-3, “Financial Services,” to Schedule C, “Recurring Services,” to the Agreement, pursuant to the terms provided in Attachment 1, attached hereto and incorporated herein by reference.

[Signature Page Follows]

Exhibit 10.26AP

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the Amendment Effective Date (defined above).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Gregory L. Cannon
Title: SVP Billing Strategy & Design	Title: SVP, General Counsel & Secretary
Name: Michael Ciszek	Name: Gregory L. Cannon
Date: Mar 11, 2021	Date: Mar 11, 2021

Exhibit 10.26AP

ATTACHMENT 1

Exhibit C-3(h)

[******] Lockbox Processing Reconciliation Services

1.[******] Lockbox Processing Reconciliation and Authorization.   CSG shall provide Customer with reconciliation services to settle Customer’s Connected Subscribers’ accounts following receipt by Customer of payments from Connected Subscribers via a lockbox, as more particularly described in Schedule A to this Exhibit C-3(h).  Customer authorizes CSG to provide [******] necessary Customer Confidential Information as CSG and Customer deem appropriate to provide the Services identified herein.

2.Requirements. CSG shall provide and Customer shall consume the [******] Lockbox Processing Reconciliation Services pursuant to Schedule A.

3.Termination of [******] Lockbox Processing Reconciliation Services.  Customer shall have the right, in its sole discretion and at any time, to terminate or discontinue use of the [******] Lockbox Processing Reconciliation Services by providing written notice to CSG not less than [****** (**) ****] prior to such termination or discontinuance (email is sufficient).  Upon receipt of such notice, CSG shall immediately cease its provision of the [******] Lockbox Processing Reconciliation Services to Customer pursuant to such written notice.

4.[******] Lockbox Reconciliation Requirements and Instructions.  Customer shall be responsible for providing [******] with requirements and instructions (“[******] Lockbox Reconciliation Requirements and Instructions”) for provision of the [******] Lockbox Processing Reconciliation Services pursuant to Schedule A.  Non-compliance by [******] with these requirements and instructions may degrade the Services.

5.Payment Data Delivery.  Customer acknowledges and agrees that to the extent [******] is provided incomplete, inaccurate or untimely payment data by Customer or if [******] provides any such incomplete, inaccurate or untimely payment data or provides incorrectly formatted payment data, there may be an impact or delay to CSG’s ability to provide Customer with the [******] Lockbox Processing Reconciliation Services.

6.Payment Data Format and File Naming Compliance.  The parties agree to work together to ensure [******] provides the payment data to CSG in the previously agreed format and utilizing the naming conventions specified in Schedule A and Customer acknowledges that any deviation from such agreed format or naming conventions will result in impacts and/or delays to (i) processing of Customer’s lockbox file, (ii) posting of payments to Customer’s Connected Subscribers’ accounts and (iii) payment reporting by CSG to Customer.

7.Changes to Requirements and Instructions.  The parties agree if there are changes to the [******] Lockbox Reconciliation Requirements and Instructions, such changes will be agreed in writing by the parties (email is sufficient with Vice President or above approval from each party) and Customer shall be responsible for providing such changes to the [******] Lockbox Reconciliation Requirements and Instructions to [******] in a timely manner.

8.Non-Exclusive Relationship.  The parties agree that this does not create an exclusive relationship and CSG will continue to have the ability to provide the Lockbox Processing Reconciliation Services using [******] as a processor for other CSG customers and Customer shall continue to have the ability to provide the Lockbox Processing Reconciliation Services from CSG using processors other than [******].

Exhibit 10.26AP

SCHEDULE A

to

Exhibit C-3(h)

[******] Lockbox Reconciliation Requirements and Instructions

1.[****** Lockbox Reconciliation Requirements and Instructions in this Schedule A will be provided by Customer to ******]:

1.1	Definitions (as relates to this Schedule A).
1.1.1	“Bill” means a bill or invoice for the payment of goods and/or services sold, licensed or otherwise supplied by Customer.
1.1.2	“Payment File” means a payment file prepared by [******] and containing Bill payment information.

1.2	[********] Obligations.
1.2.1	[******] shall have a valid agreement in effect with Customer prior to sending Payment File data to CSG
1.2.1

[****** shall provide a Payment File to CSG in accordance with the file format (the “Payment File Format”), a copy of which is attached hereto as Exhibit 1 to this Schedule A, provided to ****** by Customer pursuant to these ******] Lockbox Reconciliation Requirements and Instructions.

1.2.2

[****** is responsible to Customer for failure to provide accurate content to CSG in the Payment File.  To the extent that the content of the data in any Payment File provided by ******] to CSG is incorrect, CSG shall have no liability under this Agreement as relates to such Payment File.

1.2.3

Pursuant to these [****** Lockbox Reconciliation Requirements and Instructions, ******] shall review and validate the information provided in each Confirmation Email (as defined in Section 1.3.4 below) sent by CSG.  Any errors identified by [****** shall be reported to the CSG International Support Desk within *** (*) **** of receipt of the Confirmation Email.  CSG shall not be responsible for errors not timely reported to CSG by ******] as provided herein.

1.2.4

[****** shall have adequately trained personnel available to resolve any Payment File issues or questions from the time a daily Payment File is submitted to CSG up to the time that a Confirmation Email is provided by CSG to ******].

1.2.5

Pursuant to the [****** Lockbox Reconciliation Requirements and Instructions, ******] will adhere at all times to the file naming conventions (the “File Naming Conventions”), attached as Exhibit 2 to this Schedule A.

1.2.6

Pursuant to the [****** Lockbox Reconciliation Requirements and Instructions, payment information shall be provided by ****** to CSG and ******] shall be responsible for certifying with CSG that its Payment File is consistent with the Payment File Format and the File Naming Conventions.

1.3	CSG’s Obligations.
1.3.1	CSG shall have a valid agreement in effect with Customer prior to receiving payments from [******].
1.3.2

CSG shall post all Bill payment information and other data and information contained in the Payment Files to the CSG billing system for Customer's database on the day such Payment File is received, provided that the Payment File is received prior to CSG’s cutoff time.  If a Payment File is received after the CSG cutoff time, the payment information and other data and information contained in such Payment File will post the next day.

1.3.3	CSG shall not amend, rectify, or delete any data or information contained in any Payment File without having received written instruction from Customer and [******] to do so.
1.3.4

CSG shall send [******] a confirmation email with the dollar amount of successfully posted transactions (“Confirmation Email”) as specified in Exhibit 3 to this Schedule A – Lockbox Confirmation Email.

Exhibit 10.26AP

Exhibit 1

to

Schedule A

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Exhibit 10.26AP

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Exhibit 10.26AP

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Exhibit

Exhibit 10.26AP

2

to

Schedule A

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Exhibit 10.26AP

Exhibit 3

to

Schedule A

Lockbox Confirmation Email

Pursuant to the [******] Lockbox Reconciliation Requirements and Instructions, CSG will provide file confirmation emails to [******]:

1.

[******] will be set up to receive file confirmation emails (“Confirmation Emails”).  When [******] transmits a file and it is successfully received and processed by CSG, a Confirmation Email will automatically be sent to [********] specified email address.  The subject line of the email will be: “CSG LOCKBOX FILE CONFIRMATION.”

Each Confirmation Email will have a confirmation document attached in Notepad format.

2.	The purpose of the confirmation email is to provide [******] with ability to supervise its payment file after the payment file has been transmitted.

3.	An individual file will be made up of one (1) or more batches. When received, the Confirmation Email will provide the following information for each batch within a processed file:
•	system principal assigned to the batch
•	whether the entire batch was accepted or rejected
-	a reject reason will be provided for any rejected batch
•	total dollar amount of a rejected batch
•	total dollar amount of accepted items within an accepted batch
-	individual items of an accepted batch can be rejected; when that occurs the totals of those items do not show in the total for the batch

4.	The Confirmation Email will also provide the total dollar amount of all (i) accepted payments and (ii) returned batches. The totals for any rejected batches will not show in the overall totals.

5.	Every Confirmation Email will contain the following ending statement:

IF YOU HAVE  QUESTIONS REGARDING THE CONTENTS OF THIS EMAIL,  CONTACT CSG'S INTERNATIONAL SERVICE DESK ("ISD") AT [**************; REFERENCE JOB ******].

Note: [****** has been assigned a unique **** ***] name that will be provided in the confirmation email.

6.	If a payment file is transmitted and processed at CSG successfully, [****** will receive the Confirmation Email within ****** (**) *******] of transmission.

7.

If [****** does not receive a Confirmation Email within such ****** (**) ****** time period, ****** should contact the ISD and provide the designated **** job name.  The ISD will open a priority * **** ********] and the CSG Financial Services on-call team will be paged.

8.	The CSG Financial Services on call team will assess the situation to determine what [*** ***** ****(*)] to engage.